Exhibit 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

FIRST AMENDMENT, dated as of September 21, 2011 (this “Amendment”), to the Loan and Security Agreement, dated as of October 25, 2010 (as amended, the “Loan Agreement”), among P&F INDUSTRIES, INC., a Delaware corporation (“P&F”), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation (“Florida Pneumatic”), HY-TECH MACHINE, INC., a Delaware corporation (“Hy-Tech”), and NATIONWIDE INDUSTRIES, INC., a Florida corporation (“Nationwide”, and together with P&F, Florida Pneumatic and Hy-Tech, collectively, “Borrowers” and each, a “Borrower”), CONTINENTAL TOOL GROUP, INC., a Delaware corporation (“Continental”), COUNTRYWIDE HARDWARE, INC., a Delaware corporation (“Countrywide”), EMBASSY INDUSTRIES, INC., a New York corporation (“Embassy”), GREEN MANUFACTURING, INC., a Delaware corporation (“Green”), PACIFIC STAIR PRODUCTS, INC., a Delaware corporation (“Pacific”), WILP HOLDINGS, INC., a Delaware corporation (“WILP”), and WOODMARK INTERNATIONAL, L.P., a Delaware limited partnership (“Woodmark”, and together with Continental, Countrywide, Embassy, Green, Pacific and WILP, collectively, “Guarantors” and each, a “Guarantor”) the financial institutions party to this Agreement from time to time as lenders (collectively, “Lenders”), and Capital One Leverage Finance Corp., (the “Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

WITNESSETH:

WHEREAS, the parties hereto are parties to the Loan Agreement, under which the Lenders have made Loans and other extensions of credit and accommodations to the Borrowers on the terms and subject to the conditions set forth therein; and

WHEREAS, the Borrowers have requested, and the Lenders have agreed, to amend certain provisions of the Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Amendments to the Loan Agreement.  Effective as of the date hereof in accordance with Section 2 hereof, Section 10.2.3 of the Loan Agreement is amended as follows:

(i) The amount of Capital Expenditures specified during the 2011 Fiscal Year is amended by deleting $750,000 and substituting $1,400,000.

SECTION 2. Conditions of Effectiveness.  This Amendment shall become effective as of the date hereof when, and only when, the Agent shall have received counterparts of this Amendment, duly executed by the parties hereto.

SECTION 3. Reference to and Effect on the Loan Agreement.

(a) On and after the date hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” and words of like import, and each reference in the other Loan Documents to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except as specifically waived or amended above, (i) the Loan Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed by each of the parties hereto and (ii) the Lender shall not be deemed to have waived any rights or remedies it may have under the Loan Agreement, any other Loan Document or applicable law.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or an amendment to any right, power or remedy of the Lender under any of the Loan Documents, or constitute a waiver of or an amendment to any provision of any of the Loan Documents.

(d) This Amendment constitutes a Loan Document.

SECTION 4. Counterparts; Telecopied Signatures.  This Amendment may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument.  This Amendment may be executed and delivered by telecopier or other electronic means with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

SECTION 5. GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

P&F INDUSTRIES, INC. FLORIDA PNEUMATIC MANUFACTURING CORPORATION HY-TECH MACHINE, INC. NATIONWIDE INDUSTRIES, INC.

By: /s/ Joseph A. Molino, Jr. Name: Joseph A. Molino, Jr. Title: Vice President

GUARANTORS:

CONTINENTAL TOOL GROUP, INC. COUNTRYWIDE HARDWARE, INC. EMBASSY INDUSTRIES, INC. GREEN MANUFACTURING, INC. PACIFIC STAIR PRODUCTS, INC. WILP HOLDINGS, INC.

By: /s/ Joseph A. Molino, Jr. Name: Joseph A. Molino, Jr. Title: Vice President

WOODMARK INTERNATIONAL, L.P.

By: Countrywide Hardware, Inc., its General Partner

By: /s/ Joseph A. Molino, Jr. Name: Joseph A. Molino, Jr. Title: Vice President

AGENT AND LENDERS:

CAPITAL ONE LEVERAGE FINANCE CORP., as Agent and Lenders

By: /s/ Michael S. Burns Michael S. Burns Senior Vice President